UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2011 (June 17, 2011)

CATALYST HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31014	52-2181356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Farm Boulevard Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 17, 2011, Catalyst Health Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on June 13, 2011 of the acquisition of all of the outstanding shares of capital stock of Walgreens Health Initiatives, Inc. (“WHI”) for an aggregate purchase price of up to $525,000,000, subject to certain adjustments. WHI provides pharmacy benefit management services to approximately 11 million lives and manages over 85 million prescriptions annually.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of WHI and to present certain unaudited pro forma financial information in connection with the Company’s acquisition of WHI, which financial statements and unaudited pro forma information are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired:

The audited balance sheets of Walgreens Health Initiatives, Inc. as of August 31, 2010 and 2009, and the related statements of operations, cash flows, and net parent deficit for the years then ended, the Notes to Financial Statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited condensed balance sheets of Walgreens Health Initiatives, Inc. as of February 28, 2011 and August 31, 2010, and the related unaudited condensed statements of operations for the three and six months ended February 28, 2011 and 2010, statements of cash flows for the six months ended February 28, 2011 and 2010, statements of net parent deficit for the six months ended February 28, 2011, and the Notes to Condensed Financial Statements (unaudited) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information:

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010, giving effect to the Company’s acquisition of WHI are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c) Shell Company Transactions:

Not Applicable

(d) Exhibits:

See the Index to Exhibits

INDEX TO EXHIBITS

Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Financial Statements of Walgreens Health Initiatives, Inc. as of and for the years ended August 31, 2010 and 2009

99.2	Unaudited Condensed Financial Statements of Walgreens Health Initiatives, Inc. for the three and six months ended February 28, 2011 and 2010

99.3	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010, giving effect to the Company’s acquisition of Walgreens Health Initiatives, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

Date: August 19, 2011	By:	/s/ Deirdre Kramer
Deirdre Kramer
Interim Chief Financial Officer